Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events (unaudited)

On December 7, 2011, the Company entered into a Stock Distribution Agreement with Indigo Miramar LLC and its members. Pursuant to the Stock Distribution Agreement 10,576,180 shares of outstanding common stock were exchanged on a share-for-share basis for shares of non-voting common stock.

Effective December 29, 2011, the Company amended its Airbus A320-Family Purchase Agreement, dated as of May 5, 2004, to acquire 75 additional A320-family aircraft scheduled for delivery from 2016 through 2021. The additional order consists of 30 of the existing A320 aircraft model and 45 A320 NEO (New Engine Option) aircraft and is in addition to the 31 aircraft, as of December 29, 2011, remaining under the Company's existing order to be delivered through 2015. The Company has not yet arranged financing for these 75 additional A320-family aircraft.